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                                                                    EXHIBIT 10.4

                             FIRST AMENDMENT TO THE
                     RESTORATION OF RETIREMENT INCOME PLAN
                   FOR CERTAIN EMPLOYEES PARTICIPATING IN THE
                   RESTATED AMERICAN GENERAL RETIREMENT PLAN


      WHEREAS, AMERICAN GENERAL CORPORATION and certain of its subsidiaries have heretofore adopted the RESTORATION OF RETIREMENT INCOME PLAN FOR CERTAIN EMPLOYEES PARTICIPATING IN THE RESTATED AMERICAN GENERAL RETIREMENT PLAN (the "Restoration Plan"); and

      WHEREAS, AMERICAN GENERAL CORPORATION desires to amend the Restoration Plan on behalf of itself and on behalf of each of its subsidiaries that has adopted the Restoration Plan;

      NOW, THEREFORE, the Restoration Plan shall be amended as follows, effective as of November 22, 1991;

      1.    Article 3 is deleted and replaced with the following:

"3.   Eligibility.

      Employees who are Highly Compensated Participants, excluding Sales Employees, who are participating in the Basic Plan, and whose pension or pension-related benefits under the Basic Plan are limited pursuant to (i)
section 415 of the Code, and/or (ii) section 401(a)(17) of the Code, shall be eligible for benefits under this Restoration Plan. In no event shall an employee who is not eligible for any benefits under the Basic Plan be eligible for a benefit under this Restoration Plan."

      2. As amended hereby, the Restoration Plan is specifically ratified and reaffirmed.

      IN WITNESS WHEREOF, AMERICAN GENERAL CORPORATION has executed this First Amendment as of the 22nd day of November, 1991.


                                          AMERICAN GENERAL CORPORATION

ATTEST:

                                          By:  JAMES T. PULLIAM
                                               ----------------
By:  PATRICIA W. NEIGHBORS
     ---------------------                Title: Vice President
                                                 --------------
Title: Assistant Secretary
       -------------------



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STATE  OF  TEXAS

COUNTY OF HARRIS



      BEFORE ME, the undersigned authority, on this day personally appeared Patricia W. Neighbors, James T. Pulliam of AMERICAN GENERAL CORPORATION, a corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as the act and deed of said corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE, THIS 9 day of February, 1994.




                                    NICKI Y. EMERSON
                                    ______________________
                                    Notary Public in and
                                    for the State of Texas

                                    My Commission Expires:  7/22/96
                                                          ___________




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